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                         PAINEWEBBER GLOBAL INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1997

                                                  June  24, 1997

Dear Investor,

         This is a supplement to the Prospectus of PaineWebber Global Income Fund dated March 1, 1997. The purpose of this supplement is to notify investors of a change to a non-fundamental investment policy of the Fund.

         Your Fund first began investing in the world's debt markets more than ten years ago. Much has changed since then. Among the more significant changes are increased opportunities to benefit from limited investments in lower-rated debt obligations around the world. Your Fund has been able to make investments in non-investment grade debt for some time, subject to certain limits. Those limits have recently been changed. Initially, Mitchell Hutchins anticipates that this added flexibility will allow it to invest a greater percentage of the Fund's assets in emerging market debt. Mitchell Hutchins hopes that this change will increase the potential to enhance performance; however, whenever a fund attempts to take advantage of greater opportunities, it must also accept increased risks. Because of this policy change, we are revising the Prospectus as described below.

         The last paragraph on page 15 of the Prospectus (page 10 of the Class Y Prospectus) under "INVESTMENT OBJECTIVES & POLICIES" in the section captioned "Global Income Fund" is replaced by the following:

         The Fund may invest up to 35% of its total assets in debt securities rated below the two highest grades assigned by a nationally recognized statistical rating organization ("NRSRO"). Except as noted below, these securities must be rated at least BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Baa by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Fund may invest up to 20% of its total assets in debt securities rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase such securities for the Fund only when it concludes that the anticipated return to the Fund on such investments warrants exposure to the additional level of risks.

         Up to 20% of the Fund's total assets may be invested in debt securities that are not paying current income. The Fund may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation.

         Similarly, the paragraph captioned "Bonds; Lower-Rated Bonds" on page 22 of the Prospectus (page 17 of the Class Y Prospectus) is replaced by the following:
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         BONDS; LOWER-RATED BONDS. Global Income Fund is permitted to invest up to 35% of its total assets in securities rated below the two highest grades assigned by an NRSRO. Except as noted below, these securities must be rated at least BBB by S&P, Baa by Moody's or comparatively rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. These securities are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities. Within this 35% limitation, the Fund may invest up to 20% of its total assets in debt securities rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. These securities, commonly referred to as "junk bonds," are deemed by those NRSROs to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt rated D by S&P is in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Debt rated C by Moody's is in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. Debt securities that are not rated by an NRSRO but that Mitchell Hutchins determines to be of comparable quality to that of rated securities in which the Fund may invest are included in the computation of any percentage limitations applicable to the comparatively rated securities. In the event that, due to a downgrade of one or more debt securities, an amount in excess of 20% of the Fund's total assets is held in securities rated below investment grade and comparatively unrated securities, Mitchell Hutchins will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 20% of the Fund's total assets.

                                    * * * *

         RISKS OF EMERGING MARKET DEBT. As detailed in the Prospectus, investment in securities issued by companies located in emerging markets involves additional risks, in that these countries have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. Similarly, for debt issued by governments of emerging market countries, there is the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the debt, and the Fund may have limited legal recourse in the event of default. The Fund may also invest in emerging market debt that is rated investment grade. Therefore, the Fund's total investment in emerging market debt may exceed the 20% noted above.

         If you have any questions regarding PaineWebber Global Income Fund, please call your investment executive at PaineWebber or one of its correspondent firms.